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                                                                    Exhibit 23.2


                  CONSENT OF CHISHOLM, BIERWOLF & NILSON, LLC

We hereby consent to the incorporation by reference in the Registration Statement (Form S-8) of BBMF Corporation formerly Echex Worldwide Corp., with respect to our report dated March 23, 2004 on the financial statements included in the Annual Report (Form 10-K), for the fiscal years ended December 31, 2003 and 2002.


/s/ Chisholm, Bierwolf & Nilson
--------------------------------
Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
September 17, 2004